UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 23, 2008

AVOCENT CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	000-30575	91-2032368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4991 CORPORATE DRIVE	HUNTSVILLE, AL 35805
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code	(256) 430-4000
n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On January 23, 2008, Avocent Corporation publicly disseminated a press release announcing its financial results for its fourth quarter and year ended December 31, 2007. The information contained in the press release is incorporated herein by reference and furnished as Exhibit 99.3 hereto.

Avocent is also providing additional commentary regarding the financial results for its fourth quarter and year ended December 31, 2007. The information contained in the commentary is incorporated herein by reference and is furnished as Exhibit 99.4 hereto.

Item 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(b) On January 23, 2008, Avocent Corporation (the "Company") publicly disseminated a press release announcing the retirement of John R. Cooper, Chairman and Chief Executive Officer of the Company, and the election of Edwin L. Harper, Lead Independent Director of the Company, as Chairman. Mr. Cooper will continue as Chief Executive Officer and a member of the Company’s Board of Directors until his retirement on March 31, 2008. Mr. Harper’s election as Chairman of the Board of Directors is effective immediately. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.5 hereto.

The Company has not entered into any material plans, contracts, or arrangements or amended any existing plans, contracts, or arrangements with Mr. Harper.

(e) On January 23, 2008, the Company entered into a retirement and general release agreement with Mr. Cooper (the "Retirement Agreement"). The Agreement provides for the continued payment of compensation and benefits to Mr. Cooper through the effective date of his retirement. In addition, it provides that the Company will pay Mr. Cooper certain amounts and benefits after such date pursuant to that certain Amended and Restated Employment and Noncompetition Agreement dated December 13, 2006 between the Company and Mr. Cooper (filed as an exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2006, which was filed on March 1, 2007). The Retirement Agreement also contains a general release of claims and noncompetition obligations.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit Number	Description of Exhibit
	99.3	Press Release issued January 23, 2008
	99.4	Commentary regarding the Fourth Quarter and Year Ended 2007 Results
	99.5	Press Release issued January 23, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVOCENT CORPORATION
Date:	January 24, 2008
		By:	/s/ Edward H. Blankenship
Edward H. Blankenship
Senior VP of Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.3	Press Release dated January 23, 2008
99.4	Commentary regarding the Fourth Quarter and Year Ended 2007 Results
99.5	Press Release issued January 23, 2008